                                                                   Exhibit 10.13


                     FIRST AMENDMENT TO AMENDED AND RESTATED

                               CONTINUING GUARANTY

         This First Amendment to Amended and Restated Continuing Guaranty Agreement is entered into as of the 4th day of June, 2003 by and among Education Lending Group, Inc., a Delaware corporation (formerly known as Direct III Marketing, Inc.) ("Guarantor") and Fifth Third Bank, an Ohio banking corporation, for itself and as agent for any affiliate of Fifth Third Bancorp ("Beneficiary").

         WHEREAS, Guarantor and Beneficiary are parties to an Amended and Restated Continuing Guaranty Agreement, dated as of March 26, 2002 (the "Guaranty Agreement"); and

         WHEREAS, Guarantor and Beneficiary now desire to enter into this First Amendment to Amended and Restated Continuing Guaranty Agreement to recognize the change of the name of Direct III Marketing, Inc. to Education Lending Group, Inc. and the change of name of Grad Partners, Inc. to Education Lending Services, Inc. and to reflect an increase in the amount guaranteed by the Guaranty Agreement.

         NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

         1. Construction. All capitalized terms used herein, unless otherwise defined herein, shall have the meaning given to such terms in the Guaranty Agreement. By the execution of this Amendment, the parties hereby ratify, confirm and approve in all respects the Guaranty Agreement and all its provisions. Except as expressly amended hereby, the Guaranty Agreement shall continue in full force and effect in accordance with its terms.

         2. Name Change. The Guaranty Agreement is hereby amended by substituting (a) Education Lending Group, Inc. for Direct III Marketing, Inc.,
(b) Education Lending Services, Inc. for Grad Partners, Inc. and (c) and ELS for Grad Partners wherever such terms appear.

         3. Introductory Information. The Guaranty Agreement is hereby amended by deleting the first WHEREAS clause in its entirety and replacing it with the following:

            WHEREAS, Beneficiary has agreed to extend credit and financial accommodations to Education Lending Services, Inc., a Delaware corporation (formerly known as Grad Partners, Inc.) ("ELS"), and to Student Loan Xpress, Inc., a Delaware corporation ("Xpress") (each of ELS and Xpress hereinafter, from time to time, a "Borrower", and collectively, from time to time, the "Borrowers") pursuant to that certain Second Amended and Restated Credit Agreement dated as of March 26, 2002, as amended from time to time, by and among ELS, Xpress and Beneficiary, together with the Revolving Notes dated as of September 17, 2001 and March 26, 2002, as amended from time to time, executed by ELS and Xpress respectively, each for a maximum principal amount of $19,000,000, less the amount borrowed by the other Borrower, and each made payable to the order of Beneficiary (the "Notes"), and all agreements, instruments and documents executed or delivered in connection with any of the foregoing or otherwise related thereto (together with any amendments, modifications, or restatements thereof, the "Loan Documents");

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended and Restated Continuing Guaranty Agreement effective as of the date set forth above.

                                  GUARANTOR:


                                  Education Lending Group, Inc.


                                  By: /s/ Perry D. Moore
                                     -------------------

                                  Name:  Perry D. Moore
                                       ----------------
                                  Title: SVP - Finance
                                        --------------


                                  Accepted this 6th day of June, 2003


                                  BENEFICIARY:


                                  FIFTH THIRD BANK


                                  By: /s/ Andrew K. Hauck
                                     --------------------
                                  Name: Andrew K. Hauck
                                       ----------------
                                  Title: Senior Vice President
                                        ----------------------


                                       2